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                                                                    EXHIBIT 23.4

                        CONSENT TO BE NAMED AS A TRUSTEE

   I, John S. Moody, hereby consent to be nominated as a trustee of ProLogis Trust and to be named as such in the ProLogis Trust Annual Report on Form 10-K for the year ended December 31, 1998 filed with the Securities and Exchange Commission.

                                                  /s/ John S. Moody
                                          -------------------------------------
                                                      John S. Moody

Dated: March 25, 1999